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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            CORTELCO SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                 Delaware                                62-1482176
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


  4119 Willow Lake Blvd, Memphis, TN                        38118
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(Address of principal executive offices)                  (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following.   [X]

Securities Act registration statement number to which this
form relates:                                                       333-77021
                                                                 ---------------
                                                                 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Securities Act:

          Title of Each Class       Name of Each Exchange on which
          to be so Registered         Each Class is to be Registered
          -------------------         ------------------------------

                None                               N/A
                ----                               ---

Securities to be registered pursuant to Section 12(g) of the Securities Act:

                              Common Stock, $.001
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                               (Title of Class)

                                       1.
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Item 1.  Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 52 of the Prospectus included in Amendment No. 1 to the Registrant's Form S-1 Registration Statement, No. 333-77021, as finally amended, such Amendment No. 1 filed with the Securities and Exchange Commission on June 11, 1999 and is incorporated herein by reference.

Item 2.  Exhibits.

     Exhibit
     Number              Description

       1.                Certificate of Incorporation of the Registrant./1/

       2.                Bylaws of the Registrant./1/

       3. Amended and Restated Certificate of Incorporation to be effective upon completion of the offering./1/

       4. Bylaws of the Registrant to be effective upon completion of the offering./1/

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/1/  Filed as an exhibit to Registrant's Form S-1 Registration Statement, No.
     333-77021, as amended, initially filed with the Securities and Exchange Commission on April 26, 1999, and incorporated herein by reference.

                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Cortelco Systems, Inc.
                                      -----------------------------------------
                                      (Registrant)

Date:  June 16, 1999                  By:   /s/ Stephen N. Samp
                                            -----------------------------------
                                            Stephen N. Samp
                                            Chief Financial Officer

                                       3.